Consolidated Balance Sheet (Parenthetical) - USD ($) $ in Millions	Dec. 31, 2015	Dec. 31, 2014
Consolidated Balance Sheet
Allowances for doubtful accounts receivable	$ 91	$ 94
Common stock, par value per share (in dollars per share)	$ 0.01	$ 0.01
Common stock, shares issued (in shares)	944,033,056	944,033,056
Treasury stock (in shares)	334,702,932	308,898,462
Common stock, Shares outstanding (in shares)	609,330,124	635,134,594